Exhibit 99.1
Ascend Wellness Holdings Announces Leadership Updates
NEW YORK, Aug. 27, 2024 — Ascend Wellness Holdings, Inc. ("AWH," "Ascend" or the "Company") (CSE: AAWH-U.CN) (OTCQX: AAWH), a multi-state, vertically integrated cannabis operator, today announced significant leadership changes as the Company continues to align its operations with its long-term strategic goals and financial priorities. As part of this transition, John Hartmann will no longer serve as Chief Executive Officer, and Mark Cassebaum has been terminated as Chief Financial Officer, effective immediately.
The Board of Directors has appointed Samuel Brill current Director, as Chief Executive Officer. Mr. Brill brings extensive experience in the cannabis space and a deep understanding of the Company's financial and strategic priorities as well as robust capital markets knowledge. During his tenure on the Board of Directors, Mr. Brill helped guide the Company through its recently announced refinancing transaction.
Francis Perullo, Co-Founder and current director, has been appointed as President. Mr. Perullo has deep cannabis and operational expertise and will focus on driving operational excellence across all business segments. As Co-Founder, Mr. Perullo has led the Company from inception to over a half a billion dollars in revenue over the past 5 years.
Roman Nemchenko, previously Chief Accounting Officer ("CAO"), has been appointed as Chief Financial Officer ("CFO"). In his expanded role, Mr. Nemchenko will lead the Company's financial operations, with a keen focus on improving margins, cash flow, and driving financial excellence. During his tenure as CAO, Mr. Nemchenko built out the Company's accounting and financial operations, led the Company through its initial public offering, numerous M&A transactions and the Company's tax and U.S. Securities and Exchange Commission (the "SEC") compliance requirements.
These leadership changes are part of Ascend's commitment to enhancing its operational efficiency and financial performance. The new leadership team is dedicated to driving sustainable growth and delivering long-term value for shareholders, employees, and customers.
"We are confident that this hands-on leadership team, with their diverse expertise and deep industry knowledge, will guide Ascend through this next phase of growth. The leadership changes come as part of a broader effort to realign our strategy and address recent performance challenges. We are confident that the changes will bring our focus back to the basics with an emphasis on the fundamentals and will position AWH for future success," said Abner Kurtin, Executive Chair of the Board of Directors. "Our focus will be on improving our operational performance and continuing to deliver high-quality products and services to our customers. The Board of Directors is committed to supporting the leadership team as they lead the Company through this important transition."
Samuel Brill Biography:
Samuel Brill was appointed Chief Executive Officer of Ascend in August 2024. Mr. Brill has served on the Company's Board of Directors since May 2023, when he was also appointed as Lead Independent Director. Mr. Brill is Chairman of the Board of Invacare Holdings Corporation (OTC: IVCRQ), a global leader in the manufacturing and distribution of medical products. Mr. Brill served as the President and

Chief Investment Officer of Seventh Avenue Investments, LLC ("SAI") for the last seven years. At SAI, Mr. Brill managed all aspects of the private equity business of a multibillion-dollar single-family office in New York City. He played a critical role in helping the management teams of portfolio companies with strategic decisions, including mergers, acquisitions, corporate reorganization, and financial planning. Before joining SAI, Mr. Brill was the Chief Investment Officer and Portfolio Manager of Weismann Capital, a single-family office in Stamford, CT. Prior to joining Weismann in November 2003, Mr. Brill was the Chief Operating Officer and Director of Amedia Networks (formerly TTR Technologies), a publicly traded technology IP company. Prior to joining Amedia in November 2001, Mr. Brill was a senior financial analyst at JDS Capital Management, a hedge fund that was also the largest shareholder of TTR, which he joined as the first employee in February 1998. He has served on numerous public and private boards and committees, including the Investment Committee of NewLake Capital Partners, Inc. (OTCQX: NLCP), a cannabis REIT.
Francis Perullo Biography:
Francis Perullo was appointed President of Ascend in August 2024. Prior to that, Mr. Perullo served as the EVP of Corporate Affairs. He also serves on the Board of Directors. Mr. Perullo previously served as interim Co-CEO of Ascend. Mr. Perullo's leadership has been key to Ascend's impressive growth trajectory and brand success as one of the Company's Co-Founders. Mr. Perullo spent his first three years as Chief Strategy Officer, during which time he spearheaded the Company's retail expansion strategy and built out AWH's initial footprint. Previously, Mr. Perullo served as a strategic consultant for multi-national corporations. He was Founder of Novus Group and Sage Systems, one of the leading providers of web-based data management software, which he founded in 2002.
Roman Nemchenko Biography:
Roman Nemchenko was appointed Chief Financial Officer of Ascend in August 2024, following his role as Executive Vice President and Chief Accounting Officer since April 2020. He played a key role in the Company's 2021 initial public offering and has driven significant financial and operational improvements.
With approximately 15 years of experience in finance and accounting, Mr. Nemchenko has a strong background in initial public offerings, financial analysis, M&A, restructurings, SEC reporting, technology implementations, tax strategy, and regulatory compliance. His career includes leadership roles at Acreage Holdings, Oscar Insurance, and Fortress Investment Group, as well as auditing and consulting experience at PwC. Mr. Nemchenko holds a CPA, a BS in Finance and Accounting, and an MS in Forensic Accounting.
About Ascend Wellness Holdings, Inc.
AWH is a vertically integrated operator with assets in Illinois, Maryland, Massachusetts, Michigan, Ohio, New Jersey, and Pennsylvania. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing a curated selection of products for retail and wholesale customers. AWH produces and distributes its in-house Common Goods, Simply Herb, Ozone, Ozone Reserve, and Royale branded products. For more information, visit www.awholdings.com.

Cautionary Note Regarding Forward-Looking Information
This news release includes forward-looking information and statements, which may include, but are not limited to, the plans, intentions, expectations, estimates, and beliefs of the Company. Words such as "expects", "continue", "will", "anticipates" and "intends" or similar expressions are intended to identify forward-looking information and statements. Without limiting the generality of the preceding statement, this news release contains forward-looking information and statements concerning the Company's current projections and expectations about future events and financial trends, as well as the plans and objectives of management for future operations. We caution investors that any such forward-looking information and statements are based on certain assumptions and analysis made by the Company in light of the experience of the Company and its perception of historical trends, current conditions and expected future developments, and other factors management believes are appropriate.

Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein. Such factors include, among others, the risks and uncertainties identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's other reports and filings with the applicable Canadian securities regulators on its profile on SEDAR+ at www.sedarplus.ca and with the SEC on its profile on EDGAR at www.sec.gov. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof, and except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information or statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise, except as required by applicable laws.

The Canadian Securities Exchange has not reviewed, approved or disapproved the content of this news release.
Contact
EVP, Investor Relations & Strategy
Rebecca Koar
IR@awholdings.com
(617) 453-4042 ext. 90102
3